UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 July 27, 2010
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                    BION ENVIRONMENTAL TECHNOLOGIES, INC.
             ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter

         Colorado                 000-19333                84-1176672
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


           Box 566/1774 Summitview Way, Crestone, Colorado 81131
         ----------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code


                                (212) 758-6622
             --------------------------------------------------
             Registrant's Telephone Number, Including Area Code


                                 Not applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Effective on July 27, 2010, the Company executed an extension agreement with Mark A. Smith ('MAS'), the Company's President and General Counsel, pursuant to which MAS agreed to extend his service to the Company through a date no later than December 31, 2011 at a salary of $19,000 per month. In connection therewith the Company granted MAS a cash bonus of $20,000 payable on January 1, 2011, and a bonus of $20,000 payable in the form of 200,000 warrants exercisable to purchase the Company's restricted stock at a price of $2.00 per share until January 15, 2019. A copy of the extension agreement is attached hereto as Exhibit 10.1.

     Effective on August 12, 2010, the Company reached an email agreement with Mr. Edward Schafer pursuant to which Mr. Schafer will join the Company on approximately September 1, 2010 on a part time consulting basis while he completes current activities. It is anticipated that Mr. Schafer's time commitment to Bion will greatly expand in January 2011 when he will assume a senior executive role with the Company which is intended to last until December 31, 2013. Mr. Schafer has previously served as Governor of North Dakota and US Secretary of Agriculture. A more formal agreement is expected to be executed in several weeks. A copy of the email agreement is attached hereto as Exhibit 10.2.

ITEM 7.01  REGULATION FD DISCLOSURE.

     The Company issued a press release regarding the issuance of a development permit application by the Pennsylvania Department of Environmental Protection related to its Kreider Farms #1 project on August 12, 2010. The press release is attached hereto as Exhibit 99.1.

	The Company issued a press release regarding its agreement with Edward Schafer on August 16, 2010. The press release is attached hereto as Exhibit 99.2.

ITEM 8.01  OTHER EVENTS.

	On August 11, 2010 the Company received a development permit from the Pennsylvania Department of Environmental Protection for its Kreider Farms Phase 1 system.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits

          Exhibit 10.1   Extension Agreement with Mark A. Smith

          Exhibit 10.2   Agreement with Edward Schafer

          Exhibit 99.1   Permit Application Press Release dated
                         August 12, 2010

          Exhibit 99.2   Schafer Agreement Press Release dated
                         August 16, 2010




                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Bion Environmental Technologies, Inc.



Date:  August 17, 2010             By:/s/ Mark A. Smith
                                      Mark A. Smith, President